UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

(425) 205-2900

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Performance Bonus Payments

On February 6, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Alder BioPharmaceuticals, Inc. (“Alder”) reviewed the achievement of company and individual performance goals and other factors deemed relevant by the Committee in determining the amounts earned by Alder’s named executive officers under its performance bonus program for 2018. The company performance goals related to Alder’s planned Biologics License Application submission, commercial readiness activities and financial, business and corporate development objectives. The individual performance goals consisted of a subjective assessment of each named executive officer’s individual contributions to Alder. Robert Azelby’s annual performance bonus was based solely upon the achievement of company performance goals. The following table sets forth the 2018 performance bonuses, which will be paid during 2019:

Name and Principal Position	2018 Performance Bonus Award
Robert Azelby	$209,034
President, Chief Executive Officer and Director
Carlos Campoy	—	(1)
Chief Financial Officer
Larry K. Benedict	$152,271
Executive Vice President and Principal Accounting Officer
John A. Latham, Ph.D.	$230,462
Chief Scientific Officer
Elisabeth A. Sandoval, M.B.A.	$221,927
Chief Commercial Officer and Executive Vice President of Corporate Strategy
Jeffrey T.L. Smith, M.D., FRCP	€172,565
Managing Director, Alder BioPharmaceuticals Limited

(1)	Carlos Campoy was appointed as Chief Financial Officer effective December 12, 2018 and is eligible for a performance bonus award starting with the 2019 calendar year.

2019 Performance Bonus Program and Salary Increases

On February 6, 2019, the Committee approved annual base salaries and target bonus percentages for Alder’s 2019 performance bonus program for its named executive officers. The 2019 annual performance bonuses for each named executive officer, other than Mr. Azelby, will be based upon the achievement of company performance goals (50%) and individual performance goals (50%). Mr. Azelby’s annual performance bonus will be based solely upon the achievement of company performance goals. The company performance goals will be established by the Board of Directors at a later date. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Alder. The following table sets forth the base salary and target performance bonus percentages for 2019:

Name and Principal Position	2019 Base Salary	2019 Target Performance Bonus as Percentage of Base Salary
Robert Azelby	$630,000	60%
President, Chief Executive Officer and Director
Carlos Campoy	$410,000	40%
Chief Financial Officer
Larry K. Benedict	$368,283	40%
Executive Vice President and Principal Accounting Officer
John A. Latham, Ph.D.	$473,443	45%
Chief Scientific Officer
Elisabeth A. Sandoval, M.B.A.	$448,338	45%
Chief Commercial Officer and Executive Vice President of Corporate Strategy
Jeffrey T.L. Smith, M.D., FRCP	€413,352	40%
Managing Director, Alder BioPharmaceuticals Limited

Additional information regarding compensation of Alder’s named executive officers, including the factors considered by the Compensation Committee in determining compensation, will be included in the proxy statement for Alder’s 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: February 8, 2019	By:	/s/ James B. Bucher
James B. Bucher
Senior Vice President and General Counsel